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                                                                    Exhibit 23.1

                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement of Renaissance Worldwide, Inc. on Forms S-8 (Files No. 333-17565, 333-33475 and 333-44371), of our report dated March 12, 1998, relating to the financial statements of Neoglyphics Media Corporation, appearing in this Form 8-K/A.


/s/  KATCH, TYSON & COMPANY

Northfield, IL
June 12, 1998